SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant             [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Diasys Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:


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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11:


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4)   Proposed maximum aggregate value of transaction:


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5)   Total fee paid:


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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:____________________________________________________

2)   Form, Schedule or Registration Statement No.:______________________________

3)   Filing Party:______________________________________________________________

4)   Date Filed:________________________________________________________________

SCAN IN B&W LOGO

                NOTICE OF THE 1999 ANNUAL MEETING OF SHAREHOLDERS

                          To be Held February 23, 2000

     The 1999 Annual Meeting of Shareholders of DiaSys Corporation (the "Company") will be held on Wednesday, February 23, 2000 at 10:00 A.M. at the Sheraton Hotel, 3580 East Main Street, Waterbury, Connecticut to conduct the following business:

     1.   To elect a Board of five directors;

     2. To ratify amendment of the Company's 1993 Incentive Stock Option Plan (the "Plan") for the purpose of increasing the number of the Company's common shares reserved for issuance thereunder from 300,000 to 500,000;

     3. To ratify appointment of Wiss & Company, LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2000; and,

     4. To transact such other business as may properly come before the meeting or any adjournment thereof:

Only shareholders of record at the close of business on December 31, 1999 will be entitled to vote at the meeting. A list of shareholders eligible to vote will be available for inspection at the meeting and during business hours from January 25, 2000 to the date of the meeting on February 23, 2000.

Whether you expect to attend the Annual Meeting or not, your proxy vote is very important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed within the United States.

                                       By Order Of The Board Of Directors


                                       Conard R. Shelnut
                                       Secretary

49 Leavenworth Street
Waterbury, Connecticut 06702
December 31, 1999

          IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED AND
                               RETURNED PROMPTLY.

SCAN IN B&W LOGO

                                 PROXY STATEMENT

December 31, 1999

     This Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DiaSys Corporation (the "Company") for use at the Annual Meeting of its shareholders to be held on Wednesday, February 23, 2000 at 10:00 A.M. at the Sheraton Hotel, 3580 East Main Street, Waterbury, Connecticut.

     Shareholders may cast their vote at the meeting either in person or by proxy. All properly executed and unrevoked proxies on the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with any specification thereon, or if no specification is made, will be voted "FOR" the election of the named nominees and approval of the other proposals set forth in the Notice of Annual Meeting of shareholders of the Company. The Board of Directors of the Company knows of no other matters which may be brought before the meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment. Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. In addition, although mere attendance at the meeting will not revoke the proxy, a person present at the meeting may withdraw his or her proxy and vote in person.

     The Annual Report of the Company as filed with the Securities And Exchange Commission on report Form 10-KSB (which does not form a part of the proxy solicitation material), including the financial statements of the Company for the fiscal year ended June 30, 1999, is enclosed herewith.

     The mailing address of the principal executive office of the Company is 49 Leavenworth Street, Waterbury, Connecticut, 06702. This Statement and the accompanying form of proxy are being mailed to the shareholders of the Company on or about December 31, 1999.

                                VOTING SECURITIES

     The Company has one class of voting securities outstanding: common stock, par value $.001 per share ("Common Stock"). As of October 1, 1999, 3,008,890 shares of Common Stock were issued and outstanding. At the meeting, each shareholder of record as at the close of business on December 31, 1999 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the meeting.

                              ELECTION OF DIRECTORS

     Unless otherwise directed, the person named in the accompanying form of proxy intends to vote at the Annual Meeting for the election of the following named nominees as Directors of the Company who will serve in such capacity until the next Annual Meeting and until their successors are duly elected and qualified.

     If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to be a candidate for election. Set forth below is certain information concerning each nominee for Director of the Company. All of the nominees are currently Directors of the Company.

           Name                 Age         Company Position
           ----                 ---         ----------------

     Todd M. DeMatteo           42       President,Chief Executive Officer,
                                         Director

     Conard R. Shelnut          64       Secretary, Director

     Robert P. Carroll          67       Director

     Dr. Robert H. Engel        62       Director

     Anthony P. Towell          67       Director

     Todd M. DeMatteo is a co-founder, the President, Chief Executive Officer and a Director of the Company. He has been active with the Company since inception. From 1988 to 1991, Mr. DeMatteo was Vice President and General Manager of Oracle Industries, a private company that manufactured and distributed proprietary medical and industrial laboratory equipment. After returning the company to profitability, Mr. DeMatteo successfully negotiated its acquisition by American Trading And Product Company of Baltimore, Maryland. For more than five years prior thereto, Mr. DeMatteo held several key management positions with Data Switch Corporation (NASD:DASW) where his most recent title was Vice President - OEM and Distributor Operations. Mr. DeMatteo holds a law degree from Qunnipiac Law School and is a member of the bar in the State of Connecticut.

     Conard R. Shelnut is a co-founder, the Secretary and a Director of the Company. After more than 30 years in corporate management positions throughout Asia, Mr. Shelnut established Shelnut Consulting which advises United States manufacturer's in export management and protocols for Pacific Asia. Prior to that, Mr. Shelnut served as Vice President of International Sales for T-Bar Inc. (AMEX: TBR), a manufacturer of electronic matrix switches. Mr. Shelnut served as Group Vice President, Director of International Marketing and in other key management positions during more than 20 years with Litton Industries in South Korea. A captain in the United States Air Force Reserve, Mr. Shelnut served with the Strategic Air Command (SAC) and taught avionics in China. He is fluent in Mandarin Chinese.

     Robert P. Carroll joined the Company's Board of Directors in February, 1994. Mr. Carroll is a senior level management consultant for large scale computer manufacturers and system integrators. From 1977 until his retirement in 1998, Mr. Carroll held several senior management positions with Unisys Corporation (McLean, VA), most recently as Vice President of Federal Systems. From 1951 to 1977 Mr. Carroll was a member of the United States Air Force assigned to information systems, retiring with the rank of Colonel.

     Dr. Robert H. Engel, Ph.D. joined the Company's Board of Directors in February, 1994. From 1993 to present, Dr. Engel has been an efficiency consultant to clinical reference laboratories and a Senior Consultant with Chi Laboratories Inc., a national clinical laboratory consulting firm. From 1977 to 1993, Dr. Engel was employed by Damon Clinical Laboratories (Needam Heights,
MA),  most  recently as the Vice  President of Technical  Affairs.  From 1971 to
1977, Dr. Engel was employed by SmithKline Beecham Clinical Laboratories (Waltham, MA). From 1968 to 1971, Dr. Engel was a Senior Marine Biochemist at Batelle Memorial Institute (Duxbury, MA); and, from 1962 to 1968 he was a Research Chemist at Lederle Laboratories, a division of American Cyanmid Inc. (Pearl River, NY).

     Anthony P. Towell joined the Company's Board of Directors in October, 1999. He is a director of a number of public companies in the United Kingdom and the United States. He also served on the Board of AmeriData Technologies Inc. a New York Stock Exchange company, until its sale to General Electric Capital in 1996. Prior to retirement, Mr. Towell held various senior management positions with Royal

Dutch Shell, including that of Managing Director of the Shell Group in Columbia, Vice President of Shell International Trading Company London, and Director of Asiatic Petroleum in New York. Mr. Towell was born in the United Kingdom and was awarded the Military Crown for his outstanding service in Korea.

Committees of the Board

     The Board of Directors has two standing committees: the Executive Compensation Committee and the Audit Committee. The members of each Committee are Dr. Engel, Mr. Carroll and Mr. Shelnut. The function of the Executive Compensation Committee is to review compensation of the Chief Executive Officer and the executive staff. In addition, the Committee has the authority to grant awards under the Company's 1993 Incentive Stock Option Plan. The function of the Audit Committee is to review the Company's policies and practices, especially with regard to financial reporting.

Attendance at the Board and Committee Meetings

     During the 1999 fiscal year, the Board of Directors held three regular meetings and two special meetings. The Executive Compensation Committee and the Audit Committee met once. During such fiscal year each Director attended 100% of the aggregate of (i) the regular meetings of the Board and (ii) the meetings of the committees of the Board on which such Director served.

Compensation of Directors

     Directors are not compensated for attending Board or Committee meetings. They are however reimbursed for expenses incurred for attendance. Each Director who is not an employee receives a non-discretionary, annual grant of options to purchase 10,000 shares of the Company's Common Stock pursuant to the Company's 1993 Stock Incentive Plan (see "Plan")

Voting

     Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of Directors. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and shares held of record by a broker or its nominees that are not voted ("broker non-votes") are each included in the determination of the number of shares present and voting. Abstentions and broker non-votes are not included for purposes of determining whether a proposal has been approved.

                               EXECUTIVE OFFICERS

Set forth below is certain information concerning the Executive Officers of the Company.

     Michael F. Primini, age 51, is the Company's Vice President of Finance and Administration, Chief Financial Officer, and the Assistant Secretary. He has been employed by the Company since January, 1995. From 1993 to 1995, Mr. Primini was Controller for Albert Brothers, a metal recycling company (Waterbury, CT). For six years prior thereto, Mr. Primini was employed by Heminway and Bartlett in the position of Senior Vice President. For 13 years prior thereto, Mr. Primini was the Controller of two manufacturing plants for TRW Inc. (NY:TRW).

For information with respect to Messers. DeMatteo and Shelnut who are also executive officers of the Company, see "Election of Directors - Information Concerning Directors and Nominees"

     There are no family relationships by and among any Director, executive officer, or person nominated or chosen by the registrant to become a Director or executive officer of the Company.

Executive Compensation

     The  following  table  sets  forth  information  with  respect to the Chief
Executive Officer for the year ended June 30, 1999. Other than the Chief Executive Officer, no employee received in excess of $100,000 in compensation in any of the prior three years.

Summary Compensation Table

                                                                      All Other
Name and Principal                                                     Annual
    Position                   Year       Salary     Commissions    Compensation
    --------                   ----       ------     -----------    ------------
                                            $             $               $

Todd M. DeMatteo               1999      150,000       21,365              0(3)
   President, CEO              1998      142,500        2,237         20,000(2)
                               1997      135,000        8,825         50,000(1)

(1) Represents a sign-on bonus under the terms of an employment agreement effective January 1, 1997.

(2) Represents a performance bonus under the terms of an employment agreement effective January 1, 1998.

(3) Dose not include $40,000 of deferred compensation accrued but not paid as of September 30, 1999.

Stock Option Grants During 1999

     The following table sets forth information with respect to grants of options pursuant to the Company's 1993 Incentive Stock Option Plan (see below) to the Named Executive Officers. No stock appreciation rights were granted during such fiscal year.

                            % of Total                                   Potential Realizable
               Options        Options       Exercise or                  Value at Assumed Rate
               Granted      Granted to      Base                          of Stock Price
                  #        Employees in     Price        Expiration      Appreciation
Name                        Fiscal Year     ($/sh)          Date         5% ($)     10%($)
----------------------------------------------------------------------------------------------
C. Shelnut       10,000        9.2%          $8.75         02/25/09    55,208      139,452

M. Primini       10,000        9.2%         $10.00         05/07/09    62,889      159,374

Aggregated Option Exercises in Last Fiscal Year and Year-end Option Value

     The following table sets forth information with respect to the Named Officers concerning the exercise of stock options during the last fiscal year and unexercised options held as of the end of the fiscal year:

                                            Shelnut              Primini
--------------------------------------------------------------------------------
Share acquired on exercise                          0                  0

Value Realized                                      0                  0

Number of Unexercised Options at
Fiscal year-end (#)
Exercisable/Unexercisable               25,000/25,000       5,000/17,500

Value of Not Vested in the Money
Options at Fiscal year-end ($)(1)
Exercisable/Unexercisable              115,938/82,188       11,719/4,219

(1) Represents the difference between the closing price of DiaSys Common Stock on June 30, 1999 and the exercise price of the options.

Employment Agreements

     Mr. DeMatteo has an employment  agreement with the Company.  The agreement:
(i) is for a one year term effective January 1, 1999, renewable upon the mutual consent of the parties; (ii) requires that the employee devote substantially all of his professional time to performing the duties defined in his agreement or as such duties may from time to time be modified by the Company; (iii) contains provisions for termination of the employee for "Cause" and "Without Cause"; (iv) entitles the employee to participate in any and all employee benefits programs and/or plans sponsored by the Company including but not limited to stock option plans, stock bonus plans, profit sharing plans and other such programs as and if adopted; and, (v) as a condition to employment, requires that the employee: (a) keep in confidence and trust all Proprietary Information of the Company; (b) will not use or disclose the Proprietary Information of the Company or anything related to it without the prior written consent of the Company; and, (c) pledge and warrant that during the term of employment with the Company, such employee will not engage in any activity, employment, consultation, or otherwise which directly or indirectly competes with the business of the Company.

     In addition to the above, in the event that the employee is terminated due to an acquisition, merger, or other change in control of the Company, the employee is entitled to receive severance compensation in an amount equal to two and one-half times the amount of compensation received in the twelve month period immediately preceding the effective date of such change. Through the term of the agreement, Mr. DeMatteo's base compensation is fixed at $150,000 per year.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's Directors, certain officers and persons holding ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) form that they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent beneficial owners have been met.

                             PRINCIPAL SHAREHOLDERS

     The following tables set forth, as of October 1, 1999, the number of shares beneficially owned: (i) by each person known by the Company to be a beneficial owner of more than five percent of the outstanding shares of Common Stock; (ii) by each Director of the Company; and, (iii) by all executive officers and Directors of the Company as a group. Unless otherwise indicated, each of the following persons has sole voting and investment powers with respect to the shares of Common Stock set forth opposite their respective names.

Ownership of common stock by management

     The following table gives information concerning the beneficial ownership of Common Stock as of October 1, 1999 by all Directors and each of the executive officers named in the compensation table and all Directors and executive officers as a group:

Name and Address of
Beneficial Owners (1)                  Ownership(2)          Percent Of Class
---------------------                  ------------          ----------------

Todd M. DeMatteo                       315,333 (3)               10.48%
Conard R. Shelnut                      118,333 (4)(5)             3.93%
Dr. Robert H. Engel                     35,000 (5)                1.17%
Robert P. Carroll                       35,000 (5)                1.17%

All Directors and officers
as a group, four persons               503,666                   16.75%

(1)  c/o the Company, 49 Leavenworth Street, Waterbury, Connecticut

(2) For the purposes of the above table and the following notes, the Common Stock shown as "beneficially owned" includes all securities which pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, may be deemed to be "beneficially owned" including, without limitation, all securities which the "beneficial owner" has the right to acquire within 60 days, as for example through the exercise of any option, warrant or right, the conversion of convertible securities or pursuant to the power to revoke a trust discretionary account or similar arrangement.

(3) Includes 83,333 shares of Common Stock owned by Mr. DeMatteo through Professional Profile Corporation (see: OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS, below)

(4) Includes 83,333 shares of Common Stock owned by Mr. Shelnut through Professional Profile Corporation (see: OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS, below)

(5) Includes vested but unexercised options to purchase 35,000 shares of Common Stock pursuant to the Company's 1993 Incentive Stock Option Plan.

Ownership of common stock by certain beneficial owners

     The following table sets forth information with respect to the only persons who, to the best knowledge of the Company's management as derived from schedules 13D and 13G, beneficially owned more than five percent of the Common Stock as of October 1, 1999:

Name and Address of
Beneficial Owners                          Ownership           Percent Of Class
-----------------                          ---------           ----------------

Professional Profile Corp.(1)(2)             83,334                 2.77%

--------------------------------------------------------------------------------

(1)  c/o the Company, 49 Leavenworth Street, Waterbury, Connecticut

(2) Professional Profile Corporation is a shareholder nominee for three individuals of whom Messers. DeMatteo and Shelnut are two. Each individual owns 83,333 Common Shares but votes the total of the Common Shares together. (see: OWNERSHIP OF COMMON STOCK BY MANAGEMENT, above)

RESOLUTION TO RATIFY THE AMENDMENT OF THE COMPANY'S 1993 INCENTIVE STOCK OPTION PLAN FOR PURPOSE OF INCREASING THE NUMBER OF THE COMPANY'S COMMON SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 300,000 TO 500,000.

The Company maintains one stock option plan. It is entitled the 1993 Incentive Stock Option Plan ("Plan"), and was approved at the 1993 Annual Meeting of Shareholders. The Plan is as follows:

1. Purpose Of The Plan. On November 14, 1993, the Shareholders of DiaSys Corporation, a Delaware Corporation , (the "Company") approved a plan ("Plan") whereby 100,000 shares of the Company's common stock , par value $.001 per share, ("Shares") would be held in reserve by the Company for the purpose of granting Incentive Stock Options ("Options") to its employees, officers and Directors all in accordance with and under the meaning of
     Section 422A of the Internal Revenue Code and its progeny ("IRC"). On November 26, 1996 the Shareholders of the Company amended the Plan whereby the number of Shares of the Company's common stock reserved under the Plan for issuance would be increased to 300,000 shares.

2. Grant of Option. The Company may from time to time grant to any or all of its employees, officers and Directors (the "Optionee") an Option to purchase the Shares, at an Exercise Price, exercisable on the terms and subject to the conditions of an Option Agreement to be made by and between the Company and the Optionee ("Option Agreement") at any time to and until the Expiration Date of the Plan. Any Option granted under the Plan shall be deemed to be an "Incentive Stock Option" within the meaning of Section 422A of the IRC and shall be construed, for all purposes, within the meaning of such provision.

          Notwithstanding anything to the contrary in this Plan or in the Option Agreement to which this Plan applies, no Option may be granted pursuant to the Plan after November 13, 2003 ("Expiration Date") and any such attempt to grant such an Option shall be null and void ab initio.

3. Stock Option Plan and Administration. Prior to executing the Option Agreement, the Optionee shall acknowledge that he/she has read a copy of the Plan and the Company's most recent Annual Report. The Plan shall be incorporated by reference into the Option Agreement and shall be made a part thereof as though the Plan were fully set forth therein. The terms of the Plan shall control in the event there is any conflict between the terms of the Plan and the Option Agreement, and the terms of the Plan shall control as to other such matters as are not contained in the Option Agreement. The Board shall administer the Plan and resolve all disputes and disagreements as set forth in the Plan.

     In granting an Option under the Plan, the Board will set the price to be paid to the Company by Optionee upon exercise of the Option ("Exercise Price") equal to the fair market value of the same number of Shares of the Company's common stock as at the day of the grant.

4. Payment and Rights as a Shareholder. The purchase price of any Shares as to which the Option shall be exercised shall be paid at the principal office of the Company in full by cash or check subject to collection at the time of such exercise. No Shares will be issued until full payment is made to the Company for Shares for which the Option is exercised . The Optionee shall not be deemed to have acquired the Shares as to which the Option is exercised or to have any rights as a shareholder with respect thereto until the date of issue is imprinted on the certificate representing said Shares and said certificate is delivered to the Optionee.

5. Terms and Exercise of Option. The Option may not be exercised prior to the beginning of the twenty-forth (24th) month from the date that the Option was granted and the Option shall be exercisable thereafter only as follows:

                                                             Cumulative
Exercise Date                              Percent *           Percent *
Beginning of the:                         Exercisable        Exercisable
-----------------                         -----------        -----------

     24th month                               50%                50%
     36th month                               50%               100%

* Fraction share resulting from the application of the percentages in paragraph 5 of the Plan shall be rounded up or down so that the total Shares that become exercisable equal the total share approved by the Board for the Optionee under the Option Agreement.

          Notwithstanding anything to the contrary contained in this Plan or in the Option Agreement to which this Plan applies, any and all Options which are unexercised as of the tenth (10th) anniversary of the date upon which such Option was granted shall lapse, expire and otherwise have no legal effect or existence thereafter.

6. Method of Exercising Option. The Option shall be exercised by written notice from the Optionee to the Company, signed by the Optionee, and setting forth the number of Shares with respect to which the Option is being exercised. Such notice must be delivered to the principal office of the Company, accompanied by a check payable to the Company for the full purchase price for the Shares for which the Option is being exercised. As soon as practicable after the receipt of payment, the Company shall issue and deliver to the Optionee a certificate or certificates for the Shares so purchased as provided in the Plan. The Option may not be exercised for fractional, but only for full Shares.

          Notwithstanding the above paragraph, in the presence of a public market for the Shares, of the Company, if the Optionee is not then an officer or Director of the Company, and already owns Shares of the Company, the Optionee may, subject to the consent of the Board of Directors of the Company, use currently owned Shares to pay for the Shares being acquired pursuant to an exercise of the Option under the Option Agreement. The value assigned to the Shares owned by the Optionee to be exchanged for the Shares exercised under the Option shall be the fair market value as set and determined by the Board.

7. Non-transferability of Option. The Option may not be transferred or assigned other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. Any attempted transfer or assignment of the Option contrary to the provisions hereof shall be null and void and without effect. The Company shall have the right to terminate the Option in the event of any such attempted transfer or assignment, upon notice to the Optionee.

8. Effect of Termination of Employment or Death. If prior to the date 24 months from the date of grant, the Optionee shall voluntarily or involuntarily cease to be employed by the Company (other than by reason of death), then the Optionee's right to exercise the Option shall terminate and all rights under the Option Agreement shall cease.

          If, on or after 24 months from the date of the grant of an Option, the Optionee shall voluntarily or involuntarily cease to be employed or retained as a Director by the Company (other than by reason of death), then the Optionee shall have the right within the ninety day period following such cessation of employment (but in no event later than the Expiration
     Date) to exercise that portion of the Option which became exercisable, but not exercised, as of the date at such cessation of employment. If, however, the Optionee shall die while employed at the Company or within the ninety day period following such cessation of such employment, then the legal representative of the Optionee shall have the right to exercise that portion of the Option which became exercisable, but was not exercised, as of the date of death.

          For the purposes hereof, the transfer of the Optionee between the Company and a subsidiary, or from one subsidiary to another, or the taking of a leave of absence authorized in writing by the Company, shall not be deemed a termination of employment of the Optionee.

          Notwithstanding anything to the contrary contained in this paragraph or elsewhere in the Plan of the Option Agreement, if the employment of the Optionee with the Company shall be terminated due to the Optionee's violation of the duties of loyalty to the Company or fiduciary care with respect to its business, including but not limited to Opitionee's obligations with respect to non-competition and protection of proprietary rights and trade secrets of the Company, then all unexercised portions of the Option shall terminate immediately upon such termination of employment.

9. Not an Employment Agreement. It is expressly understood that neither the Plan nor the Option Agreement shall confer upon the Optionee the right to continue or be continued in the employ of the Company or any subsidiary for any fixed or indefinite term.

10. Adjustment of Shares. In the event of any recapitalization, stock split, stock dividend, combination of Shares, or reorganization, the number and/or kind of securities covered by the Option, the maximum amount of securities with respect to which the Option the may be exercised, and the Exercise Price of the Option shall be appropriately and equitably adjusted by the Committee.

11. Compliance with Securities Laws. The Option Agreement will require the Optionee to comply with all Securities laws and provide that any Shares acquired under the Option may not be sold, transferred, hypothecated or otherwise disposed by him/her except in compliance with applicable securities laws, and that he/she will execute such documents and abide by such restrictions as the Company's counsel may reasonable deem appropriate from time to time to assure compliance with such laws.

12. Sale of Shares by the Optionee. In the absence of a public market for the Shares of the Company, the Optionee shall first offer the Shares to the Company. The Company will then have the option, within ninety (90) days of such offer to purchase the Shares for cash. The price of such purchase by the Company shall be the fair market value as determined by the Board of Directors of the Company, or a Committee designated by the Board of Directors.

13. Government Regulations. This Plan, the Option Agreement to which it applies, and the obligation of the Company to sell and deliver Shares under the Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.  Amendments.   This  Plan  may  be  amended  only  in  accordance  with  the appropriate provisions of section 422A of the IRC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE AMENDMENT TO THE 1993 INCENTIVE STOCK OPTION PLAN FOR THE PURPOSE OF INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED THEREUNDER FROM 300,000 TO 500,000.

RESOLUTION TO RATIFY WISS & COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS

     The Board of Directors has selected Wiss & Company LLP, as the Company's independent auditors for the fiscal year ending June 30, 2000. Representatives of Wiss & Company LLP are not expected to be present at the Annual Meeting of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT.

                              SHAREHOLDER PROPOSALS

     The rules of the Securities and Exchange Commission permit all shareholders of the Company, after appropriate notice to the Company, to present proposals for shareholder action in the Company's Proxy Statement if such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2000 Annual Meeting of shareholders is expected to be held on or about January 15, 2001, and proxy materials in connection with that meeting are expected to be mailed on or about November 20, 2000. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before June 25, 2000.

                                 OTHER PROPOSALS

     The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.

                        COSTS AND METHOD OF SOLICITATIONS

     Solicitations of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on December 31, 1999. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees, and fiduciaries for forwarding documents to shareholders. In certain instances, officers of the Company may make special solicitations and proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

     It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your proxy in the enclosed envelope as promptly as possible.

                                  By Order of the Board of Directors

                                  Conard R. Shelnut
                                  Secretary


Date: December 31, 1999